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                                                                    EXHIBIT 23.1


                         Consent of Independent Auditors

We hereby consent to the incorporation by reference of our report dated September 29, 2000 included in this Form 10-KSB, into Sel-Drum International, Inc.'s previously filed Registration Statement on Form S-8 (Registration No. 333-57885).

                                             /s/ Mengel, Metzger, Barr & Co. LLP


Rochester, New York
October 27, 2000



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